SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12
The Flamemaster Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE FLAMEMASTER CORPORATION
11120 Sherman Way
Sun Valley, California 91352-4949

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on Thursday, April 10, 2003

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The Flamemaster Corporation, a Nevada Corporation, (the “Company”) will be held at the Smoke House Restaurant, located at 4420 Lakeside Drive, Burbank, California, on Thursday, April 10, 2003 at 2:00 P.M., Pacific Time, for the following purposes, more fully described in the attached Proxy Statement:

1.	To elect five (5) directors of the Company to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified; and

2.	To transact such other business as may properly be brought before the Annual Meeting or any and all adjournments thereof.

        The Board of Directors has fixed the close of business on March 4, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders at the close of business on the record date are entitled to vote at the Annual Meeting.

        Accompanying this Notice are a Proxy and Proxy Statement. IF YOU WILL NOT BE ABLE TO ATTEND THE ANNUAL MEETING TO VOTE IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. The Proxy may be revoked at any time prior to its exercise at the Annual Meeting. The Proxy and Proxy Statement are first being mailed to shareholders on or about March 14, 2003.

By order of the Board of Directors

Mary Kay Eason Secretary

      Sun Valley, California
      March 10, 2003

THE FLAMEMASTER CORPORATION
11120 Sherman Way
Sun Valley, California 91352-4949

PROXY STATEMENT
2002 ANNUAL MEETING OF SHAREHOLDERS

The following information is provided in connection with the solicitation of proxies for the Annual Meeting of Shareholders of The Flamemaster Corporation (the “Company”), to be held on April 10, 2003, or any adjournments thereof (the “Meeting”), for the purposes stated in the Notice of Annual Meeting of Shareholders preceding this Proxy Statement. The Proxy Statement and the Proxy were first mailed to shareholders on or about March 14, 2003.

SOLICITATION AND RECOVATION OF PROXIES

The company is furnishing a form of proxy to each shareholder, and, in each case, is solicited on behalf of the Board of the Company for use at the Meeting. The entire cost of soliciting these proxies will be borne by the Company, including reimbursements of banks, brokerage firms, custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy, material to the beneficial owners of stock. In addition to the use of mails, proxies may be solicited by the directors, officers and employees of the Company without additional compensation, by personal interview, telephone, telegram, fax or otherwise.

Any valid proxy received in time for voting and not revoked will be voted at the meeting in accordance with the directions contained therein. Any valid proxy submitted without directions will be voted as described herein IN FAVOR of the election of the nominees named herein.

Your execution of the enclosed Proxy will not affect your rights as a shareholder to attend the meeting and to vote in person. Any shareholder giving a proxy has a right to revoke it at any time either (a) a later-dated proxy, (b) written revocation sent to and received by the Secretary of the Company prior to the Meeting, or (c) attendance at the meeting in person.

VOTING SECURITIES AND RECORD DATE

The only voting security of the Company is its COMMON stock. Only shareholders of record at the close of business on March 4, 2003 will be entitled to vote at the Meeting. As of such date there were outstanding 1,401,302 shares of common stock, which are entitled to one vote per share. However, the election of directors will be conducted by cumulative voting. In cumulative voting each shareholder may cast that number of votes equal to the number of directors to be elected multiplied by the number of shares held. The shareholder may cast all of such votes for one nominee or distribute such votes among as many nominees as he desires. The five candidates receiving the largest number of votes shall be elected.

THE FLAMEMASTER CORPORATION

2002 Proxy Statement

William Z. Deutsch is a retired businessman and previous owner, partner and officer of several companies in the Los Angeles area. He is currently engaged as a private investor in real estate and securities.

Leon Gutowicz is a retired businessman, with investments in real estate and financial instruments, and active in non-profit charitable organizations.

Joseph Mazin is President and Chief Executive Officer of the company since June of 1984.

Donna Mazin is President of Altius Investment and has served as Executive Administrator and buyer at PerfectData Corporation. Donna Mazin is the wife of Joseph Mazin.

Stuart Weinstein is Vice President PTL Realty, a real estate holding company.

William Deutsch and Stuart Weinstein comprise the Independent Audit Committee.

Leon Gutowicz is the father-in-law of Joseph Mazin.

Between October 2001 and September 2002, five meetings of the Company’s Board of Directors were held. Directors attended 75% of said meetings. The Company’s Board of Directors does not have standing nominating or compensation committees.

FLAMEMASTER CORPORATION

2002 Proxy Statement

ELECTION OF DIRECTORS

Five directors are to be elected at the meeting, each director to hold office until his successor is elected and qualified. The shares represented by Proxies on the enclosed form will be voted FOR the election of the five persons named below, in the absence of other instruction. However, in the event that any person other than the nominees named below shall be nominated for election as director, the persons named in the proxy may vote cumulatively for less than all the nominees. If any of the persons named below should decline or be unable to serve, an event, which is not anticipated, the proxy discretionary authority to cast their votes for such other person or persons as they may determine.

Name	Age	Occupation	Director of	Common		Percentage
			Company	Bennefic-		of class
			Since	ally Owned		(Common)

William Deutsch	76	Retired Businessman	1998	2,005		.14%

Leon Gutowicz	84	Officer, Director Charitable Organization	1984	79,841	(1,2)	5.70%

Joseph Mazin	56	President, CEO and Chairman	1982	279,419	(3,4)	19.94%

Donna Mazin	55	President Altius Investment	1993	279,419	(3,4)

Stuart Weinstein	54	Vice President PTL Realty	1997	17,600		1.26%

(1)     Includes Notes that are convertible into 19,380 shares of common.

(2)     Includes Notes that are convertible into 5,250 shares of common.

(3)     Includes Notes that are convertible into 32,125 shares of common.

(4)     Includes Notes that are convertible into 65,400 shares of common.

FLAMEMASTER CORPORATION

2002 Proxy Statement

PRINCIPAL SHAREHOLDERS – COMMON

The following table sets forth information regarding beneficial ownership of the Company’s common stock as of March 4, 2003. To the Company’s knowledge, the individuals or groups shown in the table are the only persons who held more than 5% of the Company’s common stock at that date.

Name and address of	Amount and nature of		Percentage of Class
Beneficial Owner	Beneficial Ownership		Common

Altius Investment	435,242	(a,b)	31.06%
11120 Sherman Way
Sun Valley, CA 91352

Joseph & Donna Mazin	279,419	(c,d,e)	19.94%
11120 Sherman Way
Sun Valley, CA 91352

Leon Gutowicz	79,841		5.70%
11120 Sherman Way
Sun Valley, CA 91352

Directors and Officers	389,692		27.81%
As a Group (9)

(a)     Includes Notes that are convertible into 70,675 shares of common.

(b)     Included Notes that are convertible into 37,500 shares of common.

(c)     Joseph & Donna Mazin share voting control of the Flamemaster shares held by Altius.

(d)     Includes Notes that are convertible into 65,400 shares of common.

(e)     Includes Notes that are convertible into 32,125 shares of common.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table includes information as to all directors and executive officers of the Company who received more than $100,000 in remuneration during each of the last three fiscal years.

Name and Principal	Fiscal	Salary	Restricted	All other
Position	Year	$	$	Compensation

Joseph Mazin	2002	180,740	—	—
Chairman, President	2001	176,288	—	—
And Chief Executive	2000	168,587	—	—

FLAMEMASTER CORPORATION

2002 PROXY STATEMENT

COMMON STOCK

The Company’s common stock is traded on the NASDAQ Smallcap Market under the symbol “FAME”.

RELATIONSHIP WITH AUDITORS

Beckman Kirkland & Whitney have been engaged as the company’s auditors since 1992.

SHAREHOLDER PROPOSALS FOR ANNUAL MEETING

Any shareholder proposal to be considered for presentation at the Company’s next Annual Meeting must be received by the Company at its executive offices on or before November 10, 2003 for inclusion in the Company’s Proxy Statement and Form of Proxy.

OTHER MATTERS

The Board does not know of any matters to be presented at the Annual Meeting other than those discussed herein. If other matters properly come before the meeting or any adjournment thereof, the persons named in the proxies will vote them in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Mary Kay Eason Secretary

APPENDIX A

FLAMEMASTER CORPORATION
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

Organization
This Charter governs the operations of the Audit Committee. The Committee shall review and reassess the Charter at least annually and obtain the approval of the Board of Directors. The Committee shall be appointed by the Board of Directors and shall be comprised of at least two directors, each of whom is independent of management and the Company.

Statement of Policy
The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community and others relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, if any, the annual independent audit of the Company’s financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the independent auditors, the internal auditors, if any, and management of the Company.

Responsibilities and Processes
The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices and ethical behavior.

The Audit Committee shall also provide to the Company’s independent accountants copies of the quarterly financial statements for review in accordance with rules of the Securities and Exchange Commission. The Chairperson of the Committee may represent the entire Committee for the purposes of this review.

The Audit Committee shall review periodic written reports from the independent accountants regarding the independent accountants’ independence, discuss such reports with the independent accountants, and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself as to the independence of the independent accountants.

The Audit Committee shall review major changes to the Company’s auditing and accounting principles and practices as suggested by the independent accountants or management and evaluate together with the Board the performance of the independent accountants. If so determined by the Audit Committee, it shall recommend that the Board replace the independent accountants. The Audit Committee shall prepare such reports as may be required by the rules of the Securities and Exchange Commission to be included in the Company’s Annual Proxy Statement.

This Charter is intended to be flexible so that the Audit Committee is able to meet changing conditions. The Audit Committee is authorized to take such further actions as are consistent with the above-described responsibilities and to perform such other actions as applicable law, the Company’s charter documents and/or the Board may require. To that end, the Audit Committee shall review and reassess the adequacy of this Charter annually. Any proposed changes shall be put before the Board for its approval.

ANNUAL MEETING OF SHAREHOLDERS
THE FLAMEMASTER CORPORATION

The undersigned hereby appoints Joseph Mazin, with the power to appoint his substitute, as Proxy, with the powers the undersigned would possess if personally present, to vote, as designated below, all stock of the undersigned in The Flamemaster Corporation at the Annual Meeting of Shareholders on April 10, 2003, or any adjournments thereof.

1.	ELECTION OF DIRECTORS _______ FOR all nominees listed below (except as marked to the contrary below).
_______ WITHHOLD AUTHORITY to vote for all nominees listed below.
William Deutsch, Leon Gutowicz, Joseph Mazin, Donna Mazin, Stuart Weinstein.
(To withhold authority to vote for an individual write that nominee’s name on space provided below).

THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE UNLESS OTHERWISE SPECIFIED.
2.	Such other business as may properly come before said meeting or any adjournments thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THIS PROXY OF
THE FLAMEMASTER CORPORATION DATED MARCH 4, 2003.

Date:	2003

(Signature)
(Signature, if jointly held)

Please sign exactly as name appears at left. If stock is jointly held each owner should sign. Executors Administrators, Trustees, Guardians And Corporate Officers should indicate their Fiduciary capacity of full title when signing.
Please mark, sign, date and return this proxy Card promptly, using the enclosed envelope.